Exhibit 99.1

AVCT ANNOUNCES BOARD AND MANAGEMENT CHANGES ALONG WITH REVIEW OF STRATEGIC ALTERNATIVES

ATLANTA, August 25, 2022 -- American Virtual Cloud Technologies, Inc. (Nasdaq: AVCT) (the “Company”) today announces changes to its board of directors and management team, along with the launch of a review to explore the sale of the entire business or selected assets. As part of this shift, the Company announced that Kevin Keough has been named as Chief Executive Officer. Tom King will shift from the role of Chief Financial Officer to Chief of Staff, on an interim basis, reporting to Mr. Keough. Effective September 1, 2022, Adrian Foltz and Onex Evans have been promoted to the roles of Chief Financial Officer and Chief Accounting Officer, respectively, both reporting to Mr. Keough. Michael Tessler has stepped down from the board of directors and Larry Mock has been appointed to his previous role as chairman of the board. Former CEO Darrell Mays will continue to serve the Company as Executive Vice Chairman of the Board.

In conjunction with these changes, the Company also announced that it had retained Northland Capital Markets to advise the Company in connection with a comprehensive strategic review process that could lead to the sale of the Company or selected assets. Northland Capital Markets is the trade name for certain capital markets and investment banking services of Northland Securities, Inc., Member FINRA/SIPC.

The Company’s departing chairman, Michael Tessler, commented that “I have enjoyed working with the AVCT board and management team.  I wish the new management team well as it works with the board to consider the range of possible strategic alternatives to optimize the value of the entity.”

Mr. Keough has served as AVCT’s Chief Transformation Officer since April. Early in his career, while serving as a partner with McKinsey & Company, Inc. and as a senior executive with FirstEnergy Corp., he gained extensive public company experience. From 2006 to 2022, Mr. Keough served in senior operating roles with three private equity firms, including Arcapita, Investcorp, and Navigation Capital Partners. Mr. Keough holds an MBA from Stanford Graduate School of Business and began his career as an officer in the US Army, after graduating with honors from the United States Military Academy at West Point.

The newly realigned AVCT management team – including recent hires Jay Patel (Chief Product Officer) and Chris Koeneman (Chief Revenue Officer) -- will be working with Northland on the review of strategic alternatives.

About American Virtual Cloud Technologies, Inc.

American Virtual Cloud Technologies, Inc., via its Kandy business unit, offers a cloud-based, real-time communications platform offering proprietary UCaaS, CPaaS, Microsoft Teams Direct Routing as a Service, and SIP Trunking as a Service capabilities. Kandy enables service providers, enterprises, software vendors, systems integrators, partners, and developers to enrich their applications and services with real-time contextual communications, providing a more engaging user experience. With Kandy, companies of all sizes and types can quickly embed real-time communications capabilities into their existing applications and business processes. For more information, visit https://www.avctechnologies.com and www.kandy.io.

About Northland Securities, Inc.

Northland Securities, Inc., Member FINRA/SIPC and registered with SEC and MSRB, is a diversified financial services firm, including investment banking and full-service broker dealer divisions, offering investment and finance services for government entities, financial institutions, nonprofit organizations, and individual investors. The firm is a leading underwriter of tax-exempt bonds in the Midwest and is recognized for its equity markets research and specialization in finance and capital market access for corporate, government, and non-profit clients. Headquartered in Minneapolis, Minnesota, Northland Securities has branch offices in California, Colorado, Iowa, Michigan, New York, and Wisconsin.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s future prospects and the Board’s review of potential strategic alternatives, including a potential sale of the Company’s business or selected assets, the timing of such review, and the possible outcomes of such review. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements, including as a result of the uncertainty associated with being able to identify, evaluate and complete any strategic transaction or alternative, the impact of the announcement of the Board’s review of strategic alternatives, as well as any strategic transaction or alternative that may be pursued, on the Company’s business, including its financial and operating results and its employees and clients. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the Company’s need for additional funding to continue as a going concern; the possibility that Nasdaq may delist the Company’s securities; changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which the Company operates; the Company’s substantial indebtedness; risks associated with the potential effects of COVID-19 on the Company’s business; risks that the recently-acquired Kandy Communications business will not be integrated successfully; ability to retain key personnel; and those factors discussed in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2022 and quarterly report on Form 10-Q filed with the SEC on August 16, 2022, in each case under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this document. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

American Virtual Cloud Technologies, Inc.
info@avctechnologies.com
+1 (404) 239-2863